                                                                      EXHIBIT 99



TERM SHEETS

BACM 00-2
SINGLE TENANT EXPOSURE SCHEDULE

LOAN NUMBER                         PROPERTY NAME                            TENANT NAME     CUT-OFF BALANCE      PERCENT OF DEAL
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   52323    West*Quest Office Buildings                          Northrop Grumman              21,600,000.00          2.43%
   52721    Household Finance Building                           Household Corp.               14,279,026.78          1.60%
   52644    Maritz Office Building                               Maritz, Inc.                  13,754,887.87          1.55%
   51504    Chubb Office Building-Reston, VA                     Chubb Computer Services        7,955,812.54          0.89%
   51873    U.S. Sprint Building                                 US Sprint                      6,994,432.30          0.79%
   51528    Chubb Office Building-Alpharetta, GA                 Chubb Computer Services        6,762,029.47          0.76%
   52463    USinternetworking Plaza Building                     Admiral Management Company     6,734,498.10          0.76%
   52050    Home Base-Spokane, WA                                Home Base                      6,319,586.10          0.71%
   52308    Wake County Board of Education Building              Wake County Board of Ed.       4,489,572.37          0.50%
  280970    Federal Express Building - El Segundo                Federal Express                4,294,106.00          0.48%
   51650    OHA/SSA Office Building                              U.S. Government                2,387,344.32          0.27%
   52130    CVS Pharmacy at Village Marketplace Shopping Center  CVS                            1,946,158.66          0.22%
   52186    3850 South Capitol Street                            US Government                  1,613,543.03          0.18%
   52347    CVS Pharmacy- Murrells Inlet Store 2736              CVS                            1,578,674.76          0.18%
   51374    123 East Alma Avenue                                 Peplinski Electronics            961,783.00          0.11%
   51393    Fairway Market                                       Wingco Foods                     848,053.83          0.10%

LOAN NUMBER                         PROPERTY NAME                CUT-OFF LTV   APPRAISAL   MATURITY DATE OR ARD  LEASE EXPIRATION
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   52323    West*Quest Office Buildings                              45.2%     47,800,000      09/01/10              06/30/09
   52721    Household Finance Building                               79.3%     18,000,000      06/01/10              04/14/15
   52644    Maritz Office Building                                   80.0%     17,200,000      08/01/10              12/31/12
   51504    Chubb Office Building-Reston, VA                         72.3%     11,000,000      03/01/10              06/30/14
   51873    U.S. Sprint Building                                     77.7%      9,000,000      05/01/10              05/31/04
   51528    Chubb Office Building-Alpharetta, GA                     78.6%      8,600,000      03/01/10              01/01/15
   52463    USinternetworking Plaza Building                         64.1%     10,500,000      06/01/10              04/30/15
   52050    Home Base-Spokane, WA                                    72.2%      8,750,000      03/01/10              01/28/13
   52308    Wake County Board of Education Building                  70.1%      6,400,000      06/01/07              04/30/05
  280970    Federal Express Building - El Segundo                    72.8%      5,900,000      06/01/10              02/28/05
   51650    OHA/SSA Office Building                                  74.6%      3,200,000      04/01/10              09/30/14
   52130    CVS Pharmacy at Village Marketplace Shopping Center      75.1%      2,590,000      05/01/10              01/31/20
   52186    3850 South Capitol Street                                57.8%      2,790,000      05/01/10              12/02/09
   52347    CVS Pharmacy- Murrells Inlet Store 2736                  59.9%      2,635,000      08/01/10              06/30/20
   51374    123 East Alma Avenue                                     45.8%      2,100,000      12/01/08              10/31/07
   51393    Fairway Market                                           55.6%      1,525,000      12/01/13              11/30/13

                                                                 YEAR BUILT/   NET RENTABLE   LOAN BALANCE  OCCUPANCY   OCCUPANCY
LOAN NUMBER                         PROPERTY NAME                 RENOVATED      AREA (SF)       PER SF      PERCENT    AS OF DATE
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   52323    West*Quest Office Buildings                              1992         315,350           68         100%      02/01/00
   52721    Household Finance Building                               2000         120,543          118         100%      04/24/00
   52644    Maritz Office Building                                   2000          77,201          178         100%      06/30/00
   51504    Chubb Office Building-Reston, VA                         2000          40,970          194         100%      06/30/00
   51873    U.S. Sprint Building                                     1983          97,935           71         100%      04/10/00
   51528    Chubb Office Building-Alpharetta, GA                     2000          41,358          163         100%      06/30/00
   52463    USinternetworking Plaza Building                         1986          58,180          116         100%      05/01/00
   52050    Home Base-Spokane, WA                                    1988         100,100           63         100%      02/01/00
   52308    Wake County Board of Education Building                  2000          58,075           77         100%      03/31/00
  280970    Federal Express Building - El Segundo                    1990          50,433           85         100%      03/09/00
   51650    OHA/SSA Office Building                                  1999          20,539          116         100%      03/08/00
   52130    CVS Pharmacy at Village Marketplace Shopping Center      1999          10,125          192         100%      03/31/00
   52186    3850 South Capitol Street                              1953/1994       14,400          112         100%      04/17/00
   52347    CVS Pharmacy- Murrells Inlet Store 2736                  2000          10,125          156         100%      05/01/00
   51374    123 East Alma Avenue                                     1980          23,579           41         100%      03/31/00
   51393    Fairway Market                                           1986          36,717           23         100%      03/31/00